Summary prospectus supplement	February 18, 2011

Putnam Tax Exempt Income Fund Summary Prospectus dated January 30, 2011

The table entitled Average annual total returns after sales charges in the Performance section is deleted in its entirety and replaced with the following:

Average annual total returns after sales charges (for periods ending 12/31/10)

Share class	1 year	5 years	10 years

Class A before taxes	-1.63%	2.30%	3.66%

Class A after taxes on distributions	-1.63%	2.29%	3.65%

Class A after taxes on distributions and sale of fund shares	0.51%	2.60%	3.79%

Class B before taxes	-3.05%	2.20%	3.43%

Class C before taxes	0.58%	2.31%	3.26%

Class M before taxes	-1.08%	2.15%	3.43%

Class Y before taxes	2.72%	3.30%	4.15%

Barclays Capital Municipal Bond Index (no deduction for fees, expenses or taxes)	2.38%	4.09%	4.83%

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